UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 28, 2005


                                    Digicorp
             (Exact name of registrant as specified in its charter)


            Utah                       000-33067                87-0398271
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)               File Number)        Identification Number)


              100 Wilshire Blvd., Ste. 1750, Santa Monica, CA 90401
               (Address of principal executive offices) (zip code)


                                 (310) 752-1477
              (Registrant's telephone number, including area code)

                                   Copies to:

                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      As described in a Form 8-K of Digicorp (the "Company") dated December 30, 2004, Patient Safety Technologies, Inc. (formerly Franklin Capital Corporation) ("PST") purchased 2,229,527 shares of the Company's outstanding common stock from the Company's former directors and certain other shareholders of the Company (the "Original Purchase Transaction"). The former directors and certain of the other shareholders under the agreement agreed to sell an additional 1,224,000 shares (the "Additional Shares") of common stock to PST upon the transaction being registered with the Securities and Exchange Commission within one year of the Original Purchase Transaction.

      On December 28, 2005, PST assigned its right to purchase 1,000,000 of the Additional Shares to Alan Morelli (the "Assignment Agreement") and amended certain terms of the stock purchase agreement pursuant to which the Original Purchase Transaction was completed (the "Amendment Agreement"). In the Assignment Agreement, the Company granted the parties piggyback registration rights with respect to the sale of the Additional Shares. In the Amendment Agreement, the Company agreed that if it does not register the resale of the Additional Shares on or before June 30, 2006, then the Company will redeem the Additional Shares at a price of $0.145 per share and the Company will thereupon sell 224,000 shares of the Company's common stock to PST and 1,000,000 shares of the Company's common stock to Mr. Morelli at a price of $0.145 per share.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits.

Exhibit Number                            Description
--------------------------------------------------------------------------------
10.1 Amendment No. 1 dated December 28, 2005 to the Stock Purchase Agreement dated as of December 29, 2004 among Franklin Capital Corporation and the shareholders of Digicorp set forth on the signature pages thereto

10.2 Assignment Agreement made as of December 28, 2005 by and among Patient Safety Technologies, Inc., Alan Morelli and Digicorp


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Digicorp


Dated: January 3, 2006                        By: /s/ William B. Horne
                                                  ------------------------------
                                                  Name:  William B. Horne
                                                  Title: Chief Financial Officer


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